UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2022

Wesbanco, Inc.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (304) 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 6.75% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A)	WSBCP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of

1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2022, Wesbanco, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) between the Company and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named therein (collectively, the “Underwriters”), providing for, among other things, the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $150.0 million aggregate principal amount of the Company’s 3.75% Fixed-to-Floating Rate Subordinated Notes due 2032 (the “Notes”). The Underwriting Agreement includes customary representations, warranties and covenants by the Company, indemnification rights and obligations of the parties and termination provisions.

On March 23, 2022, the Company completed its offering and sale of $150.0 million aggregate principal amount of the Notes. The offering and sale of the Notes (the “Offering”) were made pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-239181), which was filed with the Securities and Exchange Commission (“SEC”) on June 15, 2020, as supplemented by the prospectus supplement, dated March 18, 2022, filed with the SEC on March 21, 2022.

The Notes were issued pursuant to the Indenture, dated March 23, 2022 (the “Base Indenture”), between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated March 23, 2022 (the “Supplemental Indenture”), between the Company and the Trustee.

The Notes will mature on April 1, 2032. From and including March 23, 2022 to but excluding April 1, 2027, the Company will pay interest on the Notes semi-annually in arrears on each April 1 and October 1 at a fixed annual interest rate equal to 3.75%, commencing on October 1, 2022. From and including April 1, 2027 to but excluding the maturity date or earlier redemption date, the interest rate will reset quarterly to an annual interest rate equal to a benchmark rate (which is expected to be the then-current three-month Secured Overnight Financing Rate) plus a spread of 178.7 basis points, payable quarterly in arrears on each January 1, April 1, July 1 and October 1, commencing on July 1, 2027.

The Company may, at its option beginning with the interest payment date of April 1, 2027 and on any interest payment date thereafter, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest to but excluding the date of redemption. The Notes will not otherwise be redeemable by the Company prior to maturity, unless certain events occur. Any redemption of the Notes will be subject to the receipt of the approval of the Board of Governors of the Federal Reserve System, or the Federal Reserve, (or, as and if applicable, the rules of any appropriate successor bank regulatory agency) to the extent then required under applicable laws or regulations, including capital regulations. The Notes will not be convertible or exchangeable.

If an event of default with respect to the Notes occurs, the principal amount of the Notes, plus premium, if any, and accrued and unpaid interest may be declared immediately due and payable, subject to certain conditions. These amounts automatically become due and payable in the case of certain types of bankruptcy, insolvency or reorganization events of default involving the Company.

Certain of the Underwriters and their affiliates have provided in the past to the Company and its affiliates, and may provide from time to time in the future, certain commercial banking, financial advisory, investment banking and other services for the Company and such affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions.

The foregoing description of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture and the Notes, copies of which are filed with this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On March 18, 2022, the Company issued a press release announcing the pricing of the Offering, a copy of which is filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Copies of the opinion letters of Phillips, Gardill, Kaiser & Altmeyer, PLLC, and K&L Gates LLP, counsel to the Company, relating to the legality of the Notes are filed with this Current Report on Form 8-K as Exhibits 5.1 and 5.2, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

1.1	Underwriting Agreement, dated March 18, 2022, between Wesbanco, Inc. and Keefe, Bruyette & Woods, Inc., as representative of the several underwriters named therein.

4.1	Indenture, dated March 23, 2022, by and between Wesbanco, Inc. and Wilmington Trust, National Association, as trustee.

4.2	First Supplemental Indenture, dated March 23, 2022, by and between Wesbanco, Inc. and Wilmington Trust, National Association, as trustee.

4.3	Form of 3.75% Fixed-to-Floating Rate Subordinated Note due 2032 (included in Exhibit 4.2).

5.1	Opinion of Phillips, Gardill, Kaiser & Altmeyer, PLLC.

5.2	Opinion of K&L Gates LLP.

23.1	Consent of Phillips, Gardill, Kaiser & Altmeyer, PLLC (included in Exhibit 5.1).

23.2	Consent of K&L Gates LLP (included in Exhibit 5.2).

99.1	Press release dated March 18, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wesbanco, Inc.
(Registrant)

Date: March 23, 2022	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr.
Executive Vice President and Chief Financial Officer